Exhibit 10.142

AMENDMENT NO. 3
TO CONTRACT CONCERNING THE PROPERTY AT:

24.23 ACRES OF VACANT LAND (APNs: 0620-223-04, -05, -06), TWENTYNINE PALMS,
SAN BERNARDINO COUNTY, CALIFORNIA

Purchaser and Seller agree to extending the escrow closing date to on or before April 30, 2013.

Purchaser and Seller agree to extending the Coronus 29-Palms Morongo LLC board of director approval date to on or before April 15, 2013.

DATED EFFECTIVE: March 24, 2013

PURCHASER:

Jeff Thachuk
_________________________________________
[purchaser’s signature above/printed name below]
CORONUS 29-PALMS MORONGO LLC

SELLER:

Albert J. Carnes
_________________________________________
[seller’s signature above/printed name below]
ALBERT J. CARNES